RS INVESTMENT TRUST

Supplement to the Statement of Additional Information (Class A, C, K, Y shares)

dated May 1, 2013, as revised January 7, 2014

and as supplemented February 5, 2014 and February 26, 2014

Under “Ownership of Fund Shares” on page 74, the table that provides the dollar range of equity securities of each Fund beneficially owned by the Fund’s portfolio managers is updated to include the following information, which is stated as of March 31, 2014:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
David J. Marmon	RS Low Duration Bond Fund	None

Effective April 11, 2014, Leslie Barbi is no longer co-portfolio manager of RS Low Duration Bond Fund or a member of the investment team of RS Strategic Income Fund, and all references to Ms. Barbi in the Statement of Additional Information are removed.

April 11, 2014

REG14Q22

R14-1316